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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Cumulus Media of our report dated February 25, 1999 relating to the financial statements of Phillips Broadcasting Company, Inc. which appears in the Current Report on Form 8-K of Cumulus Media Inc. filed November 3, 1999 and as amended on November 16, 1999.

                                            Wipfli Ullrich Bertelson LLP

January 10, 2000
Eau Claire, Wisconsin